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Merrill Lynch Global Power and Gas Leaders Conference Strategies for the Energy and Power Cycles Lewis Hay III Chairman President and CEO September 26 2006

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This communication is not a solicitation of a proxy from any security holder of FPL Group, Inc. (FPL Group) or Constellation Energy Group, Inc. (Constellation Energy). Constellation Energy has filed with the Securities and Exchange Commission (the SEC) a Registration Statement on Form S 4 (Registration No. 333 135278) that includes a preliminary joint proxy statement prospectus of Constellation Energy and FPL Group. Once finalized, a definitive joint proxy statement prospectus will be sent to security holders of FPL Group and Constellation Energy seeking approval of the proposed transaction. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FPL GROUP, CONSTELLATION ENERGY AND THE PROPOSED TRANSACTION. Investors are able to obtain these materials (as they become available) and other documents filed with the SEC free of charge at the SECs website, www.sec.gov. In addition, a copy of the definitive joint proxy statement prospectus (when it becomes available) may be obtained free of charge from FPL Group, 700 Universe Blvd., Juno Beach, FL 33408, Attention Investor Relations, or from Constellation Energy, Shareholder Services, 750 East Pratt St., Baltimore, MD 21202. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. FPL Group, Constellation Energy and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FPL Groups and Constellation Energys directors and executive officers is available in the preliminary joint proxy statement/prospectus that Constellation Energy has filed with the SEC in connection with the proposed merger. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the preliminary joint proxy statement prospectus filed by Constellation Energy and will be contained in other relevant materials to be filed with the SEC.

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Cautionary Statements And Risk Factors That May Affect Future Results Any statements made herein about future operating results or other future events are forwardlooking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements may include, for example, statements regarding anticipated future financial and operating performance and results, including estimates for growth, benefits of the proposed merger between FPL Group and Constellation Energy, the likelihood and timing of the closing of the proposed merger, integration plans and expected synergies. Actual results may differ materially from such forward looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix herein and in our SEC filings.

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FPL Group Spring 2006 Overview Regulatory clarity and positive outlook at FPL positioned for continued success storm cost recovery on track Favorable environment for FPL Energy continued wind development roll off of hedges at incrementally higher prices recent portfolio additions (eg, solar, nuclear) Expect compound annual EPS growth of 9 10 through end of decade 1 composition of growth is transparent assumes reasonable wind development and no incremental asset acquisitions Financial strength and flexibility Pending stock for stock merger with Constellation Energy 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards the mark to market effect of non qualifying hedges and, merger related costs, none of which can be determined at this time. EPS growth assumes FPL Group as a standalone entity.

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Adjusted Earnings Per Share Expectations 2006E 1 2007E 1 Prior expectations Consolidated FPL Group 2.80 to 2.90 3.15 to 3.35 Current view Likely at high end of range (including storm disallowance) Current drivers support upper half of range Note the 2006 and 2007 adjusted earnings expectations are valid as of today (September 26, 2006) and should be viewed in conjunction with the Companys Cautionary Statements contained in the Appendix to this presentation. 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards the mark to market effect of non qualifying hedges and, merger related costs, none of which can be determined at this time. EPS growth assumes FPL Group as a standalone entity.

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FPL Group $17.4 billion market capitalization $33.8 billion in total assets 33,756 mw in operation $11.8 billion operating revenue FPL One of the largest U.S. electric utilities Vertically integrated, retail rate regulated utility 20,777 mw in operation 4.4 million customers $9.5 billion operating revenue FPL Energy Successful wholesale generator, operating in 24 states U.S. market leader in wind generation 12,979 mw in operation $2.2 billion operating revenue A Growing, Diversified Company Operating revenues as of 12 31 05 market capitalization data as of 8 30 06 mw data as of 7 31 06 all other data as of 6 30 06.

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FPL

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Florida Power and Light update through September 2006 2006 YTD generally in line with expectations customer growth slightly behind weather slightly below normal exception Storm Secure (2007 plus impact) Regulatory clarity new base rate agreement 1 06 through 12 09 storm cost recovery approved securitization underway Glades coal project Two 980mw supercritical pulverized plants Operation expected in 2012 / 2013

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Florida Power and Light Focus on 2007 2007 Fuel Filing filed September 1, November decision expect minor positive impact on retail prices Revenue outlook expect continued, moderate customer growth return to modest usage growth Cost outlook primary driver will be Storm Secure productivity initiatives elsewhere Turkey Point 5 on schedule, on budget positive impact for customers and shareholders

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FPL Energy

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FPL Energy Well diversified by fuel source and by region Wind and nuclear continue to build substantial value PTC extension supports continued and consistent wind development acquisition of 70 percent interest in Duane Arnold recently completed Seabrook uprate Commodity market remains robust expiring contracts renewing at higher margins Potential new portfolio additions Strengthening outlook for 2007 and beyond

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FPL Energy has an attractive portfolio mix with unique strength in wind FPL Energy 2006 Portfolio Mix Segment MW percent Capital Employed percent Economic Value Proposition Wind 4,016 30 percent $3,202 40 percent Primarily long term contract, plus terminal value QF Contract 2,461 18 percent $1,229 15 percent Long term contract with variable merchant tail New England 2,671 20 percent $1,540 19 percent Actively managed hedged positions, plus modest full requirements short positions Texas 2,700 20 percent $1,074 13 percent As New England, plus modest retail short position Other 1,472 11 percent $1,017 13 percent Minor asset and full requirements positions TOTAL 13,320 $8,082 Note Based on June 2006 forecast. Capital employed is calculated as follows Consolidated projects equals equity plus debt non consolidated projects equal investment balance. Texas includes Gexa. All dollar figures in millions.

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U.S. leader in wind energy FPL Energy Wind Generation Wind Generation Market Share 460 578 1421 1745 2720 2758 3192 3818 approx 4000 4700 plus mw 18 percent 22 percent 33 percent 37 percent 43 percent 41 percent 35 percent FPL energy market share 99 00 01 02 03 04 05 06e1 07e1 industry 1 Assumes 750 mw of new wind development in 2006 and 2007 Industry

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The wind business contributes disproportionately to the FPL Energy portfolio FPL Energy Adjusted Earnings Mix percent wind wind versus all other 27 percent 35 percent 50 percent 34 percent 35 to 37 percent 2002 2003 2004 205 2006 (P) Allocation of adjusted earnings includes G and A allocation based upon MW s and interest expense based on 50 50 debt equity structure. 1 See Appendix for reconciliation of GAAP to adjusted earnings. 2006 (P) assumes normal weather and excludes the cumulative effect of adopting new accounting standards and the mark to market effect of non qualifying hedges, none of which can be determined at this time.

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Wind projects conservatively create 15 to 40 cents of value per dollar invested typical wind project valuation value created per dollar invested duration (years) 20 23 30 spread over plus 2 0.15 0.18 0.19 plus 4 0.31 0.38 0.40 Assumptions Annuity cash flow streams zero terminal value base discount rate of 8 percent

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The risk profile of wind is also attractive Wind Risk Characteristics Short development and construction cycles Front loaded cash flow profile Tolerant operational risk Customer credit Resource variability Financing 1 (dollar billions) Wind Rest of Portfolio Total Capital Employed $3.2 $4.9 $8.1 Non or limited recourse debt $2.0 $0.4 $2.4 83 percent 17 percent 1 2006P forecast

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What is FPL Energy worth An end of 2006 view FPL Energy Valuation Analysis Year end 2006P Portfolio Element Quartile mw dollar per kW Implied Enterprise Value Wind 1 934 $2,023 $1,888 Wind 2 2,669 $1,508 $4,025 Wind 3 328 $977 $320 Wind 4 86 $293 $25 Nuclear 1 1,519 $2,126 $3,229 Hydro 1 361 $2,023 $730 Gas CC 1 4,997 $741 $3,702 Gas CC 2 556 $196 $109 Peakers 1 949 $319 $303 Peakers 2 50 $196 $10 All other 872 $435 $380 TOTAL 13,320 $14,271 Based on table from Slide 17, with hydro values applied to wind projects. MW figures may not total due to rounding. All $ figures in millions unless noted otherwise

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FPL Energy Growth Profile 2007 Growth Drivers Description Net Income Impact 1 New wind development 750 plus mw in 2006 750 plus mw in 2007 $75 to 85 million Roll off of hedges Re hedging at current forward prices $110 to 120 million Market cycles Spark spread expansion capacity values $20 to 25 million Expansion of PM and T Growth in full requirements, gas optimization, retail $5 to 10 million New investment Incremental wind, nuclear, fossil expansion, potential new solar development ???? 1 Does not reflect G and A, interest or other potential offsets

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Our view of the FPL Group risk reward profile Reward Low Wind QF Contract Florida Power and Light New England Texas PJM Other Risk High 1.0

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FPL Energy s growth profile supports an attractive value proposition for FPL Group shareholders FPL Group Implied Valuation 12 06 Basis Enterprise Value FPL Energy (from prior slide, page 19) $14 to 15 FPL at 1516 times 2006 earnings $17 to 19 Less net debt ($12) Implied equity value $19 to 22 dollar per share $48 to 56 All dollar figures shown in billions, except per share amounts

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FPL Group Constellation Energy

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Proposed Merger Rationale Merger creates new FORTUNE 100 company and U.S. market leader in competitive energy markets Well matched, complementary contributions from two strong companies create a balanced footprint Constellation Energy FPL Group Highest load serving market share Generation assets in NEPOOL and ERCOT Leading risk management expertise Strong wind position Strong nuclear capability Strong nuclear capability Focus on cost and operational efficiency Focus on cost and operational efficiency Multiple channels of growth, balanced by solid base of stable, growing earnings and cash flow from two excellent state regulated utilities Combined company will have one of the strongest balance sheets in the industry Remain confident that pretax synergies of at least $200 to 250 million per year by year 3 retained for shareholders is attainable

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Merger Update Merger approval process continues Revised proxy filed with SEC on August 28, 2006 FERC decision no later than February 2, 2007 Maryland remains critical path to close Hurdle cleared rate stabilization plan implemented New hurdle does the current Maryland PSC have the authority to approve merger? Uncertainty remains Integration activities still on hold Timing of shareholder vote Timing and process of PSC approval Settlement possibilities FPL Group remains committed to the merger, but There is a limit to the economic sacrifices well make to do the deal

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Appendix

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FPL Energy Reconciliation GAAP to adjusted Earnings ($ millions) ($ millions, except per share amounts) 2002 2003 2004 2005 Net income (Loss) $(169) $194 $172 $187 Adjustments, net income tax Cumulative effect of change in accounting principle (FAS 142) 222 Restructuring and other charges 73 Cumulative effect of change in accounting principles (FIN 46) 3 Net unrealized marktomarket losses (gains) associated with nonqualifying hedges (22) 3 112 Adjusted Earnings $126 $175 $175 $299

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Cautionary Statements And Risk Factors That May Affect Future Results In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power and Light Company (FPL) are hereby providing cautionary statements identifying important factors that could cause FPL Groups or FPLs actual results to differ materially from those projected in forwardlooking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this presentation, on their respective websites, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forwardlooking. Forward looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forwardlooking statements) that could cause FPL Groups or FPLs actual results to differ materially from those contained in forward looking statements made by or on behalf of FPL Group and FPL. Any forward looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward looking statement. The following are some important factors that could have a significant impact on FPL Groups and FPLs operations and financial results, and could cause FPL Groups and FPLs actual results or outcomes to differ materially from those discussed in the forward looking statements FPL Group and FPL are subject to complex laws and regulations and to changes in laws and regulations as well as changing governmental policies and regulatory actions, including initiatives regarding deregulation and restructuring of the energy industry.  FPL holds franchise agreements with local municipalities and counties, and must renegotiate expiring agreements.  These factors may have a negative impact on the business and results of operations of FPL Group and FPL. FPL Group and FPL are subject to complex laws and regulations, and to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended, the Public Utility Holding Company Act of 2005, the Federal Power Act, the Atomic Energy Act of 1954, as amended, the Energy Policy Act of 2005 (2005 Energy Act) and certain sections of the Florida statutes relating to public utilities, changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the legislatures and utility commissions of other states in which FPL Group has operations, and the Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs).  The FPSC has the authority to disallow recovery by FPL of any and all costs that it considers excessive or imprudently incurred.  The regulatory process generally restricts FPLs ability to grow earnings and does not provide any assurance as to achievement of earnings levels. FPL Group and FPL are subject to extensive federal, state and local environmental statutes as well as the effect of changes in or additions to applicable statutes, rules and regulations relating to air quality, water quality, waste management, wildlife mortality, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and or require additional pollution control equipment and otherwise increase costs.  There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

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FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation or restructuring of the production and sale of electricity.  FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure. FPL Groups and FPLs results of operations could be affected by FPLs ability to renegotiate franchise agreements with municipalities and counties in Florida. The operation of power generation facilities, including nuclear facilities, involves significant risks that could adversely affect the results of operations and financial condition of FPL Group and FPL. The operation of power generation facilities involves many risks, including start up risks, breakdown or failure of equipment, transmission lines or pipelines, use of new technology, the dependence on a specific fuel source, including the supply and transportation of fuel, or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected or contracted levels of output or efficiency.  This could result in lost revenues and or increased expenses, including the requirement to purchase power in the market at potentially higher prices to meet its contractual obligations.  Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power.  In addition to these risks, FPL Groups and FPLs nuclear units face certain risks that are unique to the nuclear industry including the ability to store and or dispose of spent nuclear fuel, the potential payment of significant retrospective insurance premiums, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Groups and FPLs plants, or at the plants of other nuclear operators.  Breakdown or failure of an operating facility of FPL Energy, LLC (FPL Energy) may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. The construction of, and capital improvements to, power generation facilities involve substantial risks.  Should construction or capital improvement efforts be unsuccessful, the results of operations and financial condition of FPL Group and FPL could be adversely affected. FPL Groups and FPLs ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities within established budgets is contingent upon many variables and subject to substantial risks.  Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts, and or the write off of their investment in the project or improvement. The use of derivative contracts by FPL Group and FPL in the normal course of business could result in financial losses that negatively impact the results of operations of FPL Group and FPL. FPL Group and FPL use derivative instruments, such as swaps, options and forwards to manage their commodity and financial market risks, and to a lesser extent, engage in limited trading activities.  FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if a counterparty fails to perform.  In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves managements judgment or use of estimates.  As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these contracts.  In addition, FPLs use of such instruments could be subject to prudency challenges and if found imprudent, cost recovery could be disallowed by the FPSC. FPL Groups competitive energy business is subject to risks, many of which are beyond the control of FPL Group, that may reduce the revenues and adversely impact the results of operations and financial condition of FPL Group.

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There are other risks associated with FPL Groups competitive energy business.  In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energys success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, maintenance of the qualifying facility status of certain projects, the price and supply of fuel (including transportation), transmission constraints, competition from new sources of generation, excess generation capacity and demand for power.  There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy.  FPL Energys inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair FPL Groups future financial results.  In keeping with industry trends, a portion of FPL Energys power generation facilities operate wholly or partially without long term power purchase agreements.  As a result, power from these facilities is sold on the spot market or on a shortterm contractual basis, which may affect the volatility of FPL Groups financial results.  In addition, FPL Energys business depends upon transmission facilities owned and operated by others if transmission is disrupted or capacity is inadequate or unavailable, FPL Energys ability to sell and deliver its wholesale power may be limited. FPL Groups ability to successfully identify, complete and integrate acquisitions, including the proposed merger with Constellation Energy Group, Inc. (Constellation Energy) is subject to significant risks, including the effect of increased competition for acquisitions resulting from the consolidation of the power industry. FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry, in general, as well as the passage of the 2005 Energy Act.  In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them. FPL Groups ability to successfully complete and integrate the proposed merger between FPL Group and Constellation Energy is subject to certain risks and uncertainties including the ability to obtain governmental approvals of the transaction on the proposed terms, conditions and schedule the failure of FPL Group or Constellation Energys shareholders to approve the transaction the risk that anticipated synergies will not be achieved or will take longer to achieve than expected disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities unexpected transaction costs or liabilities economic conditions and other specific factors discussed in documents filed with the SEC by both FPL Group and Constellation Energy.  These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement prospectus that is included in the Registration Statement on Form S 4 (Registration No. 333 135278) that Constellation Energy has filed with the SEC in connection with the proposed merger. FPL Groups proposed merger with Constellation Energy is subject to receipt of consents or approvals from governmental entities that could delay or prevent the completion of the merger or impose conditions that could have a material adverse effect on the combined company or that could cause abandonment of the merger. Completion of the merger is conditioned upon the receipt of consents, orders, approvals or clearances, as required, from the FERC, the NRC and the public service commissions or similar entities in several of the states in which Constellation Energy and or FPL Group operate electric and or gas businesses, including the state of Maryland.  Among other things, governmental entities could condition their approval of the merger upon Constellation Energy and or FPL Group entering into agreements to restrict the operations of the combined businesses in accordance with specified business conduct rules, to divest generation facilities or to take other actions which governmental entities deem necessary or desirable in the public interest.  The terms of any such conditions that may be imposed, if any, are not known by FPL Group as of the date hereof.  If those approvals are not received, or they are not received on terms that satisfy the conditions set forth in the merger agreement, then neither Constellation Energy nor FPL Group will be required to complete the merger.  Recently adopted energy legislation and a court decision in Maryland have created additional uncertainty about the approval process in that state and may result in substantial delay in the timing of required approval of the merger or the imposition of terms and conditions that are unfavorable to the combined company, such as a requirement to share expected merger savings with utility customers. A substantial delay in obtaining required approvals or the imposition of unfavorable terms or conditions in connection with such approvals could have a material adverse effect on the business, financial condition or results of operations of FPL Group or the combined company. In addition, delays or unfavorable terms could lead Constellation Energy or FPL Group to become involved in litigation with one or more governmental entities and or may cause the abandonment of the merger.

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The anticipated benefits of combining FPL Group and Constellation Energy may not be realized. FPL Group entered into the merger agreement with the expectation that the merger would result in various benefits, including, among other things, synergies, cost savings and operating efficiencies.  Although FPL Group expects to achieve the anticipated benefits of the merger, including the synergies, achieving them is subject to a number of uncertainties, including the ability of the two companies to combine certain of their operations or take advantage of expected growth opportunities whether the governmental entities whose approval is required to complete the merger impose conditions on the merger or require the combined company to share a portion of such merger benefits, from both the utility and competitive energy businesses, with utility customers, any of which may have an adverse effect on the combined company and general competitive factors in the marketplace. No assurance can be given that these benefits will be achieved, or if achieved, the timing of their achievement.  Failure to achieve these anticipated benefits could result in increased costs and decreases in the amount of expected revenues of the combined company. In addition, Constellation Energys business involves certain risks which are different from the risks of FPL Groups current business, and as a result the combined company may be exposed to competitive, regulatory, operational and other challenges that do not affect FPL Groups businesses to a similar extent. FPL Group and FPL will be subject to business uncertainties and contractual restrictions while the merger is pending that could adversely affect their businesses. Uncertainty about the effect of the merger on employees and customers may have an adverse effect on FPL Group and FPL, regardless of whether the merger is eventually completed.  Although FPL Group and FPL have taken steps designed to reduce any adverse effects, these uncertainties may impair FPL Groups and FPLs ability to attract, retain and motivate key personnel until the merger is completed, or the merger agreement is terminated, and for a period of time thereafter. These uncertainties also could cause customers, suppliers and others that deal with FPL Group and FPL to seek to change existing business relationships with FPL Group and FPL. Employee retention and recruitment may be particularly challenging during the pendency of the merger, as employees and prospective employees may be uncertain about their future roles with the combined company.  If, despite FPL Groups and FPLs retention and recruiting efforts, key employees depart or fail to accept employment with either of the companies because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company, FPL Groups, FPLs or the combined companys business could be seriously harmed. The pursuit of the merger and the preparation for the integration of Constellation Energy and FPL Group place a significant burden on management and internal resources.  The diversion of management attention away from day to day business concerns and any difficulties encountered in the transition and integration process could harm FPL Groups and FPLs businesses, financial condition and operating results, regardless of whether the merger is eventually completed. In addition, the merger agreement restricts FPL Group and FPL, without Constellation Energys consent, from making certain acquisitions and taking other specified actions until the merger occurs or the merger agreement terminates.  These restrictions may prevent FPL Group and FPL from pursuing otherwise attractive business opportunities and making other changes to their businesses prior to completion of the merger or termination of the merger agreement. Because FPL Group and FPL rely on access to capital markets, the inability to maintain current credit ratings and access capital markets on favorable terms may limit the ability of FPL Group and FPL to grow their businesses and would likely increase interest costs.

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FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows.  The inability of FPL Group, FPL Group Capital Inc and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets, which, in turn, could impact FPL Groups and FPLs ability to grow their businesses and would likely increase their interest costs. Customer growth in FPLs service area affects FPL Groups results of operations. FPL Groups results of operations are affected by the growth in customer accounts in FPLs service area.  Customer growth can be affected by population growth as well as economic factors in Florida, including job and income growth, housing starts and new home prices.  Customer growth directly influences the demand for electricity and the need for additional power generation and power delivery facilities at FPL. Weather affects FPL Groups and FPLs results of operations. FPL Groups and FPLs results of operations are affected by changes in the weather.  Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydro powered facilities.  FPL Groups and FPLs results of operations can be affected by the impact of severe weather which can be destructive, causing outages and or property damage, may affect fuel supply, and could require additional costs to be incurred.  At FPL, recovery of these costs is subject to FPSC approval. FPL Group and FPL are subject to costs and other effects of legal proceedings as well as changes in or additions to applicable tax laws, rates or policies, rates of inflation, accounting standards, securities laws and corporate governance requirements. FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims, as well as the effect of new, or changes in, tax laws, rates or policies, rates of inflation, accounting standards, securities laws and corporate governance requirements.Threats of terrorism and catastrophic events that could result from terrorism may impact the operations of FPL Group and FPL in unpredictable ways. FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities.  Generation and transmission facilities, in general, have been identified as potential targets.  The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the U.S., and the increased cost and adequacy of security and insurance. The ability of FPL Group and FPL to obtain insurance and the terms of any available insurance coverage could be affected by national, state or local events and company specific events. FPL Groups and FPLs ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national, state or local events as well as company specific events. FPL Group and FPL are subject to employee workforce factors that could affect the businesses and financial condition of FPL Group and FPL. FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees and work stoppage that could affect the businesses and financial condition of FPL Group and FPL. The risks described herein are not the only risks facing FPL Group and FPL.  Additional risks and uncertainties not currently known to FPL Group or FPL, or that are currently deemed to be immaterial, also may materially adversely affect FPL Groups or FPLs business, financial condition and or future operating results.

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FPL Group